FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS
2012 THIRD QUARTER RESULTS,
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:

•
Quarterly revenue of $111.7 million including reimbursable expenses (representing a $17.3 million or 18.3% increase over the corresponding prior year quarter) and $108.4 million excluding reimbursable expenses (representing a $16.4 million or 17.8% increase over the corresponding prior year quarter)

•	Adjusted EBITDA(1) of $17.6 million, representing a 16.2% margin and a $2.2 million or 14.0% increase over the corresponding prior year quarter

•	Adjusted Pro Forma Net Income(1) of $0.20 per share, compared to $0.20 per share for the corresponding prior year quarter

•
Acquires iEnvision Technology, an advisory firm that assists law firms and corporate legal departments with implementation of document and data management systems, comprising 20 client service professionals (effective October 4, 2012)

•
Acquires CETERIS, an economic consulting firm that provides transfer pricing capabilities, strategic economic analysis and tax valuation services, comprising more than 36 client service professionals in 10 offices across the U.S. (effective October 18, 2012)

•	Declares a quarterly dividend of $0.09 per share of Class A common stock

NEW YORK—October 25, 2012—Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its third quarter 2012 financial results and declared a quarterly dividend.

Results
For the quarter ended September 30, 2012, revenue excluding reimbursable expenses increased $16.4 million or 17.8% to $108.4 million, compared to $92.0 million for the corresponding prior year quarter. Adjusted EBITDA(1) for the quarter was $17.6 million, representing 16.2% of revenue excluding reimbursable expenses, compared to $15.4 million for the corresponding prior year quarter, representing 16.7% of revenue excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $5.7 million, or $0.15 per share of Class A common stock on a fully diluted basis, compared to $4.0 million, or $0.14 per share for the corresponding prior year quarter. Adjusted Pro Forma Net Income(1) was $7.7 million, or $0.20 per share on a fully exchanged, fully diluted basis, compared to $7.4 million, or $0.20 per share, for the corresponding prior year quarter.

For the nine months ended September 30, 2012, revenue excluding reimbursable expenses increased $64.3 million or 24.3% to $329.2 million, compared to $265.0 million for the corresponding prior year period. Adjusted EBITDA(1) for the period was $56.7 million, representing 17.2% of revenue excluding reimbursable expenses, compared to $40.5 million for the corresponding prior year period, representing 15.3% of revenue excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $16.2 million, or $0.46 per share of Class A common stock on a fully diluted basis, compared to $11.6 million, or $0.40 per share for the corresponding prior year period. Adjusted Pro Forma Net Income(1) was $25.9 million, or $0.66 per share on a fully exchanged, fully diluted basis, compared to $19.3 million, or $0.50 per share, for the corresponding prior year period.

"I am pleased with the performance and momentum we are seeing from our services," commented Noah Gottdiener, chief executive officer.  "We continued to increase our revenue even in the face of a challenging market where there is minimal large-scale M&A activity and low defaults rates.  As a result of the pipeline in several key areas of the business, I expect our momentum to continue into the fourth quarter," continued Mr. Gottdiener.  "Furthermore, we remain poised to deliver additional growth when the M&A and restructuring markets rebound in the future."

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.09 per share on its outstanding Class A common stock. The dividend is payable on November 16, 2012 to shareholders of record on November 6, 2012. Concurrent with the payment of the dividend, the Company will also be distributing $0.09 per unit to holders of its New Class A Units.

_______________

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, October 25, 2012, at 5:00 p.m. EDT to discuss the Company's financial results. For participants who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the United States is +1-866-277-1182. The telephone dial-in number for participants outside the United States is +1-617-597-5359. A live webcast and replay will be available on our website at http://ir.duffandphelps.com.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC; Pagemill Partners; and GCP Securities, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. We believe these measures provide a relevant and useful alternative measure of our ongoing profitability and performance. We believe the Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share, in addition to GAAP financial measures, provide a relevant and useful benchmark for investors, in order to assess our financial performance, ongoing operating results and comparability to other companies in our industry. These measures are utilized by our senior management to evaluate our overall performance.

We define Adjusted EBITDA as operating income before depreciation and amortization, equity-based compensation originating prior to our IPO and associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO and other items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses. We define Adjusted Pro Forma Net Income as net income before equity compensation associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO, and certain items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses, less pro forma corporate income tax applied at an assumed effective corporate tax rate. Adjusted Pro Forma Net Income per share consists of Adjusted Pro Forma Net Income divided by the fully dilutive weighted average number of the Company's Class A and Class B shares for the applicable period. These measures are reconciled in the tables below.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered a substitute for or superior to measurements required by GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Net income attributable to Duff & Phelps Corporation	$5,701	$4,032	$16,199	$11,569
Net income attributable to noncontrolling interest	515	2,404	3,447	7,005
Provision for income taxes	3,953	2,655	12,392	8,275
Other expense/(income), net	171	26	1,361	112
Operating income	10,340	9,117	33,399	26,961
Depreciation and amortization	4,765	2,878	13,010	7,934
Equity-based compensation associated with Legacy Units and IPO Options(1)	—	(232)	22	241
Acquisition retention expenses	2,020	221	6,507	600
Restructuring charges	406	3,091	1,824	3,995
Transaction and integration costs	35	335	1,914	801
Adjusted EBITDA	$17,566	$15,410	$56,676	$40,532

Reconciliation of Adjusted Pro Forma Net Income

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Net income attributable to Duff & Phelps Corporation	$5,701	$4,032	$16,199	$11,569
Net income attributable to noncontrolling interest	515	2,404	3,447	7,005
Equity-based compensation associated with Legacy Units and IPO Options(1)	—	(232)	22	241
Acquisition retention expenses	2,020	221	6,507	600
Restructuring charges	406	3,091	1,824	3,995
Transaction and integration costs	35	335	1,914	801
Loss from the write off of an investment(2)	—	—	376	—
Adjustment to provision for income taxes(3)	(1,023)	(2,402)	(4,424)	(4,914)
Adjusted Pro Forma Net Income, as defined	$7,654	$7,449	$25,865	$19,297

Fully diluted weighted average shares of Class A common stock	36,208	27,060	33,718	27,834
Weighted average New Class A Units outstanding	2,897	10,813	5,294	10,962
Pro forma fully exchanged, fully diluted shares outstanding	39,105	37,873	39,012	38,796

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.20	$0.20	$0.66	$0.50

_______________
(1)
Represents elimination of equity-compensation expense from Legacy Units associated with ownership units of D&P Acquisitions ("Legacy Units") and stock options granted in conjunction with our IPO ("IPO Options"). See further detail in the notes to the condensed consolidated financial statements.

(2)	Reflects a charge from the write off of a minority investment. The charge is reflected in "Other expense" on the Company's Condensed Consolidated Statement of Operations.
(3)
Represents an adjustment to reflect an assumed annual effective corporate tax rate of approximately 39.4% and 40.6% as applied to the three and nine months ended September 30, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. For the three months ended September 30, 2011, the pro forma tax rate of 40.4% reflects a true-up adjustment relating to the six months ended June 30, 2011. Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company's current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2011 and any subsequent filings of our Quarterly Reports on Form 10-Q. The forward-looking statements included in this press release are made only as of the date this press release was issued. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer, +1-212-871-7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Revenue	$108,413	$92,028	$329,247	$264,960
Reimbursable expenses	3,299	2,395	10,319	7,361
Total revenue	111,712	94,423	339,566	272,321

Direct client service costs
Compensation and benefits (includes $4,710 and $4,316 of equity-based compensation for the three months ended September 30, 2012 and 2011, respectively, and $14,839 and $13,381 for the nine months ended September 30, 2012 and 2011, respectively)	58,630	50,705	179,019	146,672
Other direct client service costs	3,330	2,050	8,643	4,959
Acquisition retention expenses (includes $730 and $221 of equity-based compensation for the three months ended September 30, 2012 and 2011, respectively, and $2,174 and $600 for the nine months ended September 30, 2012 and 2011, respectively)	2,020	221	6,507	600
Reimbursable expenses	3,364	2,415	10,373	7,484
	67,344	55,391	204,542	159,715
Operating expenses
Selling, general and administrative (includes $844 and $819 of equity-based compensation for the three months ended September 30, 2012 and 2011, respectively, and $2,707 and $3,111 for the nine months ended September 30, 2012 and 2011, respectively)	28,822	23,611	84,877	72,915
Depreciation and amortization	4,765	2,878	13,010	7,934
Restructuring charges	406	3,091	1,824	3,995
Transaction and integration costs	35	335	1,914	801
	34,028	29,915	101,625	85,645

Operating income	10,340	9,117	33,399	26,961

Other expense/(income), net
Interest income	(4)	(14)	(37)	(69)
Interest expense	121	30	492	178
Other expense	54	10	906	3
	171	26	1,361	112

Income before income taxes	10,169	9,091	32,038	26,849
Provision for income taxes	3,953	2,655	12,392	8,275
Net income	6,216	6,436	19,646	18,574
Less: Net income attributable to noncontrolling interest	515	2,404	3,447	7,005
Net income attributable to Duff & Phelps Corporation	$5,701	$4,032	$16,199	$11,569

Weighted average shares of Class A common stock outstanding
Basic	34,830	26,945	32,449	27,050
Diluted	36,208	27,060	33,718	27,834

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.16	$0.14	$0.48	$0.41
Diluted	$0.15	$0.14	$0.46	$0.40

Cash dividends declared per common share	$0.09	$0.08	$0.27	$0.24

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
QUARTERLY REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2011					2012				Q3 2012 vs 2011		YTD 2012 vs 2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$37,614	$32,604	$33,887	$39,046	$143,151	$39,490	$33,610	$33,895	$106,995	$8	—%	$2,890	2.8%
Tax Services	7,547	15,128	9,572	8,698	40,945	5,488	13,035	11,008	29,531	1,436	15.0%	(2,716)	(8.4)%
Dispute & Legal Management Consulting	13,436	13,005	18,319	22,032	66,792	14,675	19,979	22,708	57,362	4,389	24.0%	12,602	28.2%
	58,597	60,737	61,778	69,776	250,888	59,653	66,624	67,611	193,888	5,833	9.4%	12,776	7.1%

Alternative Asset Advisory
Portfolio Valuation	6,519	6,220	6,730	6,272	25,741	7,622	6,059	6,417	20,098	(313)	(4.7)%	629	3.2%
Complex Asset Solutions	5,321	4,125	3,998	4,631	18,075	4,904	4,048	6,270	15,222	2,272	56.8%	1,778	13.2%
Due Diligence	1,645	4,070	2,643	3,492	11,850	2,423	2,312	2,516	7,251	(127)	(4.8)%	(1,107)	(13.2)%
	13,485	14,415	13,371	14,395	55,666	14,949	12,419	15,203	42,571	1,832	13.7%	1,300	3.1%

Investment Banking
M&A Advisory	1,450	1,853	5,741	16,568	25,612	9,354	14,953	8,145	32,452	2,404	41.9%	23,408	258.8%
Transaction Opinions	8,231	7,266	7,466	5,811	28,774	6,742	8,171	5,957	20,870	(1,509)	(20.2)%	(2,093)	(9.1)%
Global Restructuring Advisory	3,283	3,615	3,672	12,430	23,000	15,647	12,322	11,497	39,466	7,825	213.1%	28,896	273.4%
	12,964	12,734	16,879	34,809	77,386	31,743	35,446	25,599	92,788	8,720	51.7%	50,211	117.9%

Total Revenue (excluding reimbursables)	$85,046	$87,886	$92,028	$118,980	$383,940	$106,345	$114,489	$108,413	$329,247	$16,385	17.8%	$64,287	24.3%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Financial Advisory
Revenue (excluding reimbursables)	$67,611	$61,778	$193,888	$181,112
Segment operating income	$14,056	$10,995	$37,660	$30,364
Segment operating income margin	20.8%	17.8%	19.4%	16.8%

Alternative Asset Advisory
Revenue (excluding reimbursables)	$15,203	$13,371	$42,571	$41,271
Segment operating income	$4,120	$2,821	$10,651	$9,345
Segment operating income margin	27.1%	21.1%	25.0%	22.6%

Investment Banking
Revenue (excluding reimbursables)	$25,599	$16,879	$92,788	$42,577
Segment operating income/(loss)	$(545)	$1,614	$8,419	$946
Segment operating income/(loss) margin	(2.1)%	9.6%	9.1%	2.2%

Totals
Revenue (excluding reimbursables)	$108,413	$92,028	$329,247	$264,960

Segment operating income	$17,631	$15,430	$56,730	$40,655
Net client reimbursable expenses	(65)	(20)	(54)	(123)
Equity-based compensation from Legacy Units and IPO Options	—	232	(22)	(241)
Depreciation and amortization	(4,765)	(2,878)	(13,010)	(7,934)
Acquisition retention expenses	(2,020)	(221)	(6,507)	(600)
Restructuring charges	(406)	(3,091)	(1,824)	(3,995)
Transaction and integration costs	(35)	(335)	(1,914)	(801)
Operating income	$10,340	$9,117	$33,399	$26,961

Average Client Service Professionals
Financial Advisory	646	576	621	572
Alternative Asset Advisory	106	98	103	93
Investment Banking	310	147	303	136
Total	1,062	821	1,027	801

End of Period Client Service Professionals
Financial Advisory	657	580	657	580
Alternative Asset Advisory	106	100	106	100
Investment Banking	311	149	311	149
Total	1,074	829	1,074	829

Revenue per Client Service Professional
Financial Advisory	$105	$107	$312	$317
Alternative Asset Advisory	$143	$136	$413	$444
Investment Banking	$83	$115	$306	$313
Total	$102	$112	$321	$331

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT—CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Utilization(a)
Financial Advisory	70.3%	71.2%	72.2%	71.3%
Alternative Asset Advisory	62.1%	58.6%	59.4%	60.6%

Rate-Per-Hour(b)
Financial Advisory	$344	$338	$334	$338
Alternative Asset Advisory	$504	$501	$506	$515

Revenues (excluding reimbursables)
Financial Advisory	$67,611	$61,778	$193,888	$181,112
Alternative Asset Advisory	15,203	13,371	42,571	41,271
Investment Banking	25,599	16,879	92,788	42,577
Total	$108,413	$92,028	$329,247	$264,960

Average Managing Directors
Financial Advisory	96	91	94	92
Alternative Asset Advisory	24	25	23	25
Investment Banking	73	48	74	43
Total	193	164	191	160

End of Period Managing Directors
Financial Advisory	96	90	96	90
Alternative Asset Advisory	24	25	24	25
Investment Banking	73	50	73	50
Total	193	165	193	165

Revenue per Managing Director
Financial Advisory	$704	$679	$2,063	$1,969
Alternative Asset Advisory	$633	$535	$1,851	$1,651
Investment Banking	$351	$352	$1,254	$990
Total	$562	$561	$1,724	$1,656

_______________
(a)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Utilization excludes client service professionals associated with certain property tax services due to the nature of the work performed and client service professionals from certain acquisitions prior to their transition to the Company's financial system.

(b)
Average billing rate-per-hour is calculated by dividing revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with certain property tax engagements. The average billing rate excludes certain hours from our acquisitions prior to their transition to the Company's financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Client Service Professionals
Financial Advisory	574	562	576	584	575	600	612	646	621
Alternative Asset Advisory	87	94	98	99	94	99	101	106	103
Investment Banking	129	128	147	213	158	302	291	310	303
	790	784	821	896	827	1,001	1,004	1,062	1,027

End of Period Client Service Professionals
Financial Advisory	571	552	580	590		605	612	657
Alternative Asset Advisory	90	97	100	100		94	103	106
Investment Banking	127	131	149	303		294	292	311
	788	780	829	993		993	1,007	1,074

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Managing Directors
Financial Advisory	94	93	91	90	92	92	95	96	94
Alternative Asset Advisory	26	25	25	24	25	23	23	24	23
Investment Banking	39	41	48	58	47	76	74	73	74
	159	159	164	172	164	191	192	193	191

End of Period Managing Directors
Financial Advisory	94	91	90	92		95	95	96
Alternative Asset Advisory	26	25	25	24		23	23	24
Investment Banking	39	43	50	76		73	73	73
	159	159	165	192		191	191	193

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$46,837	$38,986
Accounts receivable (net of allowance for doubtful accounts of $1,918 and $1,753 at September 30, 2012 and December 31, 2011, respectively)	73,455	77,795
Unbilled services	59,932	51,427
Prepaid expenses and other current assets	9,264	8,257
Net deferred income taxes, current	2,285	2,545
Total current assets	191,773	179,010

Property and equipment (net of accumulated depreciation of $36,971 and $32,516 at September 30, 2012 and December 31, 2011, respectively)	49,356	33,632
Goodwill	195,726	192,970
Intangible assets (net of accumulated amortization of $32,739 and $25,626 at September 30, 2012 and December 31, 2011, respectively)	34,017	40,977
Other assets	14,570	13,942
Investments related to deferred compensation plan	28,389	23,542
Net deferred income taxes, less current portion	150,017	115,826
Total non-current assets	472,075	420,889
Total assets	$663,848	$599,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$5,331	$4,148
Accrued expenses	27,716	22,612
Accrued compensation and benefits	26,560	41,518
Liability related to deferred compensation plan, current portion	625	646
Deferred revenues	5,247	4,185
Due to noncontrolling unitholders, current portion	6,214	6,209
Total current liabilities	71,693	79,318

Long-term debt	17,500	—
Liability related to deferred compensation plan, less current portion	27,945	23,083
Other long-term liabilities	29,836	32,248
Due to noncontrolling unitholders, less current portion	137,726	101,557
Total non-current liabilities	213,007	156,888
Total liabilities	284,700	236,206

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	—	—
Class A common stock, par value $0.01 per share (100,000 shares authorized; 40,399 and 31,646 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively)	404	316
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 2,029 and 10,488 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively)	—	1
Additional paid-in capital	327,129	252,572
Accumulated other comprehensive income	2,390	287
Retained earnings	31,806	25,631
Total stockholders' equity of Duff & Phelps Corporation	361,729	278,807
Noncontrolling interest	17,419	84,886
Total stockholders' equity	379,148	363,693
Total liabilities and stockholders' equity	$663,848	$599,899

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2012	September 30, 2011

Cash flows from operating activities:
Net income	$19,646	$18,574
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,010	7,934
Equity-based compensation	19,720	17,092
Bad debt expense	1,056	1,920
Net deferred income taxes	2,243	5,919
Other	3,399	2,448
Changes in assets and liabilities providing/(using) cash, net of acquired balances:
Accounts receivable	3,526	(5,236)
Unbilled services	(8,289)	(15,416)
Prepaid expenses and other current assets	(213)	1,777
Other assets	(2,024)	2,453
Accounts payable and accrued expenses	5,967	(5,541)
Accrued compensation and benefits	(7,240)	(18,201)
Deferred revenues	1,061	1,994
Other liabilities	(5,274)	(1,172)
Net cash provided by operating activities	46,588	14,545

Cash flows from investing activities:
Purchases of property and equipment	(18,254)	(6,410)
Business acquisitions, net of cash acquired	(1,432)	(5,891)
Purchases of investments	(3,150)	(3,500)
Net cash used in investing activities	(22,836)	(15,801)

Cash flows from financing activities:
Borrowings under revolving line of credit	30,000	—
Repayments of revolving line of credit	(12,500)	—
Net proceeds from sale of Class A common stock	49,244	—
Redemption of noncontrolling unitholders	(58,972)	—
Dividends	(10,083)	(7,502)
Repurchases of Class A common stock	(6,941)	(24,114)
Payments of contingent consideration related to acquisitions	(5,314)	—
Distributions and other payments to noncontrolling unitholders	(2,196)	(4,306)
Proceeds from exercises of stock options	16	267
Excess tax benefit from equity-based compensation	711	867
Net cash used in financing activities	(16,035)	(34,788)

Effect of exchange rate on cash and cash equivalents	134	310

Net increase/(decrease) in cash and cash equivalents	7,851	(35,734)
Cash and cash equivalents at beginning of year	38,986	113,328
Cash and cash equivalents at end of period	$46,837	$77,594

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$108,413	$—		$108,413
Reimbursable expenses	3,299	—		3,299
Total revenues	111,712	—		111,712

Direct client service costs
Compensation and benefits	58,630	—		58,630
Other direct client service costs	3,330	—		3,330
Acquisition retention expenses	2,020	(2,020)		—
Reimbursable expenses	3,364	—		3,364
	67,344	(2,020)		65,324

Operating expenses
Selling, general and administrative	28,822	—		28,822
Depreciation and amortization	4,765	—		4,765
Restructuring charges	406	(406)		—
Transaction and integration costs	35	(35)		—
	34,028	(441)		33,587

Operating income	10,340	2,461		12,801

Other expense/(income), net
Interest income	(4)	—		(4)
Interest expense	121	—		121
Other expense	54	—		54
	171	—		171

Income before income taxes	10,169	2,461		12,630
Provision for income taxes	3,953	1,023	(3)	4,976
Net income	6,216	1,438		7,654
Less: Net income attributable to noncontrolling interest	515	(515)		—
Net income attributable to Duff & Phelps Corporation	$5,701	$1,953		$7,654

Pro forma fully exchanged, fully diluted shares outstanding				39,105

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.20

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$92,028	$—		$92,028
Reimbursable expenses	2,395	—		2,395
Total revenues	94,423	—		94,423

Direct client service costs
Compensation and benefits	50,705	419	(1)	51,124
Other direct client service costs	2,050	—		2,050
Acquisition retention expenses	221	(221)
Reimbursable expenses	2,415	—		2,415
	55,391	198		55,589

Operating expenses
Selling, general and administrative	23,611	(187)	(1)	23,424
Depreciation and amortization	2,878	—		2,878
Restructuring charges	3,091	(3,091)
Transaction and integration costs	335	(335)
	29,915	(3,613)		26,302

Operating income	9,117	3,415		12,532

Other expense/(income), net
Interest income	(14)	—		(14)
Interest expense	30	—		30
Other expense	10	—		10
	26	—		26

Income before income taxes	9,091	3,415		12,506
Provision for income taxes	2,655	2,402	(3)	5,057
Net income	6,436	1,013		7,449
Less: Net income attributable to noncontrolling interest	2,404	(2,404)
Net income attributable to Duff & Phelps Corporation	$4,032	$3,417		$7,449

Pro forma fully exchanged, fully diluted shares outstanding				37,873

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.20

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$329,247	$—		$329,247
Reimbursable expenses	10,319	—		10,319
Total revenues	339,566	—		339,566

Direct client service costs
Compensation and benefits	179,019	43	(1)	179,062
Other direct client service costs	8,643	—		8,643
Acquisition retention expenses	6,507	(6,507)		—
Reimbursable expenses	10,373	—		10,373
	204,542	(6,464)		198,078

Operating expenses
Selling, general and administrative	84,877	(65)	(1)	84,812
Depreciation and amortization	13,010	—		13,010
Restructuring charges	1,824	(1,824)		—
Transaction and integration costs	1,914	(1,914)		—
	101,625	(3,803)		97,822

Operating income	33,399	10,267		43,666

Other expense/(income), net
Interest income	(37)	—		(37)
Interest expense	492	—		492
Other expense	906	(376)	(2)	530
	1,361	(376)		985

Income before income taxes	32,038	10,643		42,681
Provision for income taxes	12,392	4,424	(3)	16,816
Net income	19,646	6,219		25,865
Less: Net income attributable to noncontrolling interest	3,447	(3,447)
Net income attributable to Duff & Phelps Corporation	$16,199	$9,666		$25,865

Pro forma fully exchanged, fully diluted shares outstanding				39,012

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.66

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$264,960	$—		$264,960
Reimbursable expenses	7,361	—		7,361
Total revenues	272,321	—		272,321

Direct client service costs
Compensation and benefits	146,672	241	(1)	146,913
Other direct client service costs	4,959	—		4,959
Acquisition retention expenses	600	(600)		—
Reimbursable expenses	7,484	—		7,484
	159,715	(359)		159,356

Operating expenses
Selling, general and administrative	72,915	(482)	(1)	72,433
Depreciation and amortization	7,934	—		7,934
Restructuring charges	3,995	(3,995)		—
Transaction and integration costs	801	(801)		—
	85,645	(5,278)		80,367

Operating income	26,961	5,637		32,598

Other expense/(income), net
Interest income	(69)	—		(69)
Interest expense	178	—		178
Other expense	3	—		3
	112	—		112

Income before income taxes	26,849	5,637		32,486
Provision for income taxes	8,275	4,914	(3)	13,189
Net income	18,574	723		19,297
Less: Net income attributable to noncontrolling interest	7,005	(7,005)		—
Net income attributable to Duff & Phelps Corporation	$11,569	$7,728		$19,297

Pro forma fully exchanged, fully diluted shares outstanding				38,796

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.50

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

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